Exhibit 8.1

Subsidiaries of Navios Maritime Acquisition Corporation

Navios Maritime Acquisition Corporation and Subsidiaries:	Nature	Country of Incorporation
Company Name

Aegean Sea Maritime Holdings Inc.	Sub-Holding Company	Marshall Is.

Amorgos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Andros Shipping Corporation	Vessel-Owning Company	Marshall Is.

Antikithira Shipping Corporation	Vessel-Owning Company	Marshall Is.

Antiparos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Amindra Navigation Co.	Sub-Holding Company	Marshall Is.

Crete Shipping Corporation	Vessel-Owning Company	Marshall Is.

Folegandros Shipping Corporation	Vessel-Owning Company	Marshall Is.

Ikaria Shipping Corporation	Vessel-Owning Compan)	Marshall Is.

Ios Shipping Corporation	Vessel-Owning Company	Cayman Is.

Kithira Shipping Corporation	Vessel-Owning Company	Marshall Is.

Kos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Mytilene Shipping Corporation	Vessel-Owning Company	Marshall Is.

Navios Maritime Midstream Partners GP LLC	Holding Company	Marshall Is.

Navios Acquisition Finance (U.S.) Inc.	Co-Issuer	Delaware

Rhodes Shipping Corporation	Vessel-Owning Company	Marshall Is.

Serifos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Shinyo Loyalty Limited	Former Vessel-Owning Company	Hong Kong

Shinyo Navigator Limited	Former Vessel-Owning Company	Hong Kong

Sifnos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Skiathos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Skopelos Shipping Corporation	Vessel-Owning Company	Cayman Is.

Syros Shipping Corporation	Vessel-Owning Company	Marshall Is.

Thera Shipping Corporation	Vessel-Owning Company	Marshall Is.

Tinos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Oinousses Shipping Corporation	Vessel-Owning Company	Marshall Is.

Psara Shipping Corporation	Vessel-Owning Company	Marshall Is.

Antipsara Shipping Corporation	Vessel-Owning Company	Marshall Is.

Samothrace Shipping Corporation	Vessel-Owning Company	Marshall Is.

Thasos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Limnos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Skyros Shipping Corporation	Vessel-Owning Company	Marshall Is.

Alonnisos Shipping Corporation	Former Vessel-Owning Company	Marshall Is.

Makronisos Shipping Corporation	Former Vessel-Owning Company	Marshall Is.

Iraklia Shipping Corporation	Vessel-Owning Company	Marshall Is.

Paxos Shipping Corporation	Former Vessel-Owning Company	Marshall Is.

Antipaxos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Donoussa Shipping Corporation	Former Vessel-Owning Company	Marshall Is.

Schinousa Shipping Corporation	Former Vessel-Owning Company	Marshall Is.

Navios Acquisition Europe Finance Inc	Sub-Holding Company	Marshall Is.

Kerkyra Shipping Corporation	Vessel-Owning Company	Marshall Is.

Lefkada Shipping Corporation	Vessel-Owning Company	Marshall Is.

Zakynthos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Leros Shipping Corporation	Vessel-Owning Company	Marshall Is.

Kimolos Shipping Corporation	Former Vessel-Owning Company	Marshall Is.

Samos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Tilos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Delos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Agistri Shipping Corporation	Operating Subsidiary	Malta

Olivia Enterprises Corp.	Vessel-Owning Company	Marshall Is.

Cyrus Investments Corp.	Vessel-Owning Company	Marshall Is.

Doxa International Corp.	Vessel-Owning Company	Marshall Is.

Navios Maritime Midstream Operating LLC	Sub-Holding Company	Marshall Is.

Navios Maritime Midstream Partners L.P.	Sub-Holding Company	Marshall Is.

Navios Maritime Midstream Partners Finance (US) Inc.	Co-borrower	Delaware

Shinyo Kannika Limited	Former Vessel-Owning Company	Hong Kong

Shinyo Ocean Limited	Former Vessel-Owning Company	Hong Kong

Shinyo Saowalak Limited	Vessel-Owning Company	British Virgin Is.

Shinyo Kieran Limited	Vessel-Owning Company	British Virgin Is.

Shinyo Dream Limited	Former Vessel-Owning Company	Hong Kong

Sikinos Shipping Corporation	Vessel-Owning Company	Marshall Is.

Alkmene Shipping Corporation	Vessel-Owning Company	Marshall Is.

Persephone Shipping Corporation	Vessel-Owning Company	Marshall Is.

Rhea Shipping Corporation	Vessel-Owning Company	Marshall Is.

Aphrodite Shipping Corporation	Vessel-Owning Company	Marshall Is.

Dione Shipping Corporation	Vessel-Owning Company	Marshall Is.